UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2007
Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400
Houston, Texas		77060
(Address of principal executive offices)		(Zip Code)
281-618-0400
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On February 26, 2007, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release announcing its results of operation for the three- and twelve-month periods ended December 31, 2006. Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the press release and Fourth Quarter 2006 Earnings Conference Call Presentation issued by Helix.
     This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.
Item 8.01 Other Events.
     On February 26, 2007 Helix issued a press release announcing an update on certain drilling activity. Such press release is attached hereto as Exhibit 99.3 and incorporated by reference herein.
     This information is not deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Number	Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated February 26, 2007 reporting financial results for the fourth quarter of and fiscal year 2006.

99.2	Fourth Quarter 2006 Earnings Conference Call Presentation.

99.3	Press Release of Helix Energy Solutions Group, Inc. dated February 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 26, 2007

HELIX ENERGY SOLUTIONS GROUP, INC.
By:	/s/ A. WADE PURSELL
A. Wade Pursell
Senior Vice President and Chief Financial Officer

Index to Exhibits

Number	Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated February 26, 2007 reporting financial results for the fourth quarter of and fiscal year 2006.

99.2	Fourth Quarter 2006 Earnings Conference Call Presentation.

99.3	Press Release of Helix Energy Solutions Group, Inc. dated February 26, 2007.